Exhibit 99-1


CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                              Quarter ended             % Inc
                                      March 31, 1996   March 26, 1995

Net Operating Revenues:
Newspaper advertising                  $   556,885      $   516,742       7.8
Newspaper circulation                      229,417          211,964       8.2
Broadcasting                               141,688           96,983      46.1
Cable and security                          56,612                0        --
Other                                       39,281           37,535       4.7
                                         ---------        ---------    ------
Total                                    1,023,883          863,224      18.6
                                         ---------        ---------    ------
Operating Expenses:
Cost of sales and operating expenses,
  exclusive of depreciation                590,515          501,776      17.7
Selling, general and administrative,
  exclusive of depreciation                168,707          155,004       8.8
Depreciation                                48,837           35,248      38.6
Amortization of intangible assets           23,515           11,201     109.9
                                         ---------        ---------    ------
Total                                      831,574          703,229      18.3
                                         ---------        ---------    ------
Operating income                           192,309          159,995      20.2
                                         ---------        ---------    ------
Non-operating income (expense):
Interest expense                           (39,528)         (11,732)    236.9
Other                                       (1,583)            (529)    199.2
                                         ---------        ---------    ------
Total                                      (41,111)         (12,261)    235.3
                                         ---------        ---------    ------
Income before income taxes                 151,198          147,734       2.3
Provision for income taxes                  64,750           59,700       8.5
                                         ---------        ---------    ------
Income from continuing operations           86,448           88,034      (1.8)
Discontinued operations:
Income from discontinued operations,
  net of income taxes                        2,902           (1,828)    258.8
Gain on sale of Outdoor business,
  net of income taxes                            0                0        --
                                         ---------        ---------    ------
Net income                             $    89,350      $    86,206       3.6
                                         =========        =========    ======
Earnings per share:
Earnings from continuing operations          $0.61            $0.63      (3.2)
Earnings from discontinued operations:
  Discontinued operations, net of tax        $0.03           ($0.01)    400.0
  Gain on sale of Outdoor, net of tax        $0.00            $0.00        --
                                             -----            -----    ------
Net income per share                         $0.64            $0.62       3.2
                                             =====            =====    ======
Dividends per share                          $0.35            $0.34       2.9
                                             =====            =====    ======

Note: This statement has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation.


CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                              Quarter ended             % Inc
                                       June 30, 1996   June 25, 1995

Net Operating Revenues:
Newspaper advertising                  $   604,980      $   567,134       6.7
Newspaper circulation                      227,260          214,045       6.2
Broadcasting                               176,306          120,880      45.9
Cable and security                          57,732                0        --
Other                                       43,016           43,294      (0.6)
                                         ---------        ---------    ------
Total                                    1,109,294          945,353      17.3
                                         ---------        ---------    ------
Operating Expenses:
Cost of sales and operating expenses,
  exclusive of depreciation                587,515          507,070      15.9
Selling, general and administrative,
  exclusive of depreciation                168,590          156,880       7.5
Depreciation                                49,034           34,948      40.3
Amortization of intangible assets           23,481           11,167     110.3
                                         ---------        ---------    ------
Total                                      828,620          710,065      16.7
                                         ---------        ---------    ------
Operating income                           280,674          235,288      19.3
                                         ---------        ---------    ------
Non-operating income (expense):
Interest expense                           (38,403)         (10,878)    253.0
Other                                         (657)          (1,198)    (45.2)
                                         ---------        ---------    ------
Total                                      (39,060)         (12,076)    223.5
                                         ---------        ---------    ------
Income before income taxes                 241,614          223,212       8.2
Provision for income taxes                 104,375           90,500      15.3
                                         ---------        ---------    ------
Income from continuing operations          137,239          132,712       3.4
Discontinued operations:
Income from discontinued operations,
  net of income taxes                       12,777            6,711      90.4
Gain on sale of Outdoor business,
  net of income taxes                            0                0        --
                                         ---------        ---------    ------
Net income                             $   150,016      $   139,423       7.6
                                         =========        =========    ======
Earnings per share:
Earnings from continuing operations          $0.98            $0.95       3.2
Earnings from discontinued operations:
  Discontinued operations, net of tax        $0.09            $0.05      80.0
  Gain on sale of Outdoor, net of tax        $0.00            $0.00        --
                                             -----            -----    ------
Net income per share                         $1.07            $1.00       7.0
                                             =====            =====    ======
Dividends per share                          $0.35            $0.34       2.9
                                             =====            =====    ======

Note: This statement has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation.


CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                              Quarter ended             % Inc
                                     Sept. 29, 1996  Sept. 24, 1995

Net Operating Revenues:
Newspaper advertising                  $   585,814      $   508,821      15.1
Newspaper circulation                      229,197          209,445       9.4
Broadcasting                               178,879          104,787      70.7
Cable and security                          58,332                0        --
Other                                       40,481           41,810      (3.2)
                                         ---------        ---------    ------
Total                                    1,092,703          864,863      26.3
                                         ---------        ---------    ------
Operating Expenses:
Cost of sales and operating expenses,
  exclusive of depreciation                612,888          510,661      20.0
Selling, general and administrative,
  exclusive of depreciation                174,533          148,996      17.1
Depreciation                                48,772           34,347      42.0
Amortization of intangible assets           23,472           11,168     110.2
                                         ---------        ---------    ------
Total                                      859,665          705,172      21.9
                                         ---------        ---------    ------
Operating income                           233,038          159,691      45.9
                                         ---------        ---------    ------
Non-operating income (expense):
Interest expense                           (34,111)          (9,113)    274.3
Other                                       (3,917)           1,100    (456.1)
                                         ---------        ---------    ------
Total                                      (38,028)          (8,013)    374.6
                                         ---------        ---------    ------
Income before income taxes                 195,010          151,678      28.6
Provision for income taxes                  83,800           61,400      36.5
                                         ---------        ---------    ------
Income from continuing operations          111,210           90,278      23.2
Discontinued operations:
Income from discontinued operations,
  net of income taxes                        8,861            5,823      52.2
Gain on sale of Outdoor business,
  net of income taxes                      294,580                0        --
                                         ---------        ---------    ------
Net income                             $   414,651      $    96,101     331.5
                                         =========        =========    ======
Earnings per share:
Earnings from continuing operations          $0.79            $0.64      23.4
Earnings from discontinued operations:
  Discontinued operations, net of tax        $0.06            $0.05      20.0
  Gain on sale of Outdoor, net of tax        $2.09            $0.00        --
                                             -----            -----    ------
Net income per share                         $2.94            $0.69     326.1
                                             =====            =====    ======
Dividends per share                          $0.36            $0.35       2.9
                                             =====            =====    ======

Note: This statement has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation.


CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                        Quarter Ended
                                      December 31, 1995

Net Operating Revenues:
Newspaper advertising                  $   626,553
Newspaper circulation                      233,719
Broadcasting                               143,537
Cable and security                          17,831
Other                                       48,787
                                         ---------
Total                                    1,070,427
                                         ---------
Operating Expenses:
Cost of sales and operating expenses,
  exclusive of depreciation                590,236
Selling, general and administrative,
  exclusive of depreciation                158,245
Depreciation                                39,196
Amortization of intangible assets           15,792
                                         ---------
Total                                      803,469
                                         ---------
Operating income                           266,958
                                         ---------
Non-operating income (expense):
Interest expense                           (20,452)
Other                                        4,381
                                         ---------
Total                                      (16,071)
                                         ---------
Income before income taxes                 250,887
Provision for income taxes                 102,500
                                         ---------
Income from continuing operations          148,387
Discontinued operations:
Income from discontinued operations,
  net of income taxes                        7,145
Gain on sale of Outdoor business,
  net of income taxes                            0
                                         ---------
Net income                             $   155,532
                                         =========
Earnings per share:
Earnings from continuing operations          $1.06
Earnings from discontinued operations:
  Discontinued operations, net of tax        $0.05
  Gain on sale of Outdoor, net of tax        $0.00
                                             -----
Net income per share                         $1.11
                                             =====
Dividends per share                          $0.35
                                             =====

Note: This statement has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation.


CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                          Three Quarters Ended          % Inc
                                     Sept. 29, 1996  Sept. 24, 1995

Net Operating Revenues:
Newspaper advertising                  $ 1,747,679      $ 1,592,697       9.7
Newspaper circulation                      685,874          635,454       7.9
Broadcasting                               496,873          322,650      54.0
Cable and security                         172,676                0        --
Other                                      122,778          122,639       0.1
                                         ---------        ---------    ------
Total                                    3,225,880        2,673,440      20.7
                                         ---------        ---------    ------
Operating Expenses:
Cost of sales and operating expenses,
  exclusive of depreciation              1,790,918        1,519,507      17.9
Selling, general and administrative,
  exclusive of depreciation                511,830          460,880      11.1
Depreciation                               146,643          104,543      40.3
Amortization of intangible assets           70,468           33,536     110.1
                                         ---------        ---------    ------
Total                                    2,519,859        2,118,466      18.9
                                         ---------        ---------    ------
Operating income                           706,021          554,974      27.2
                                         ---------        ---------    ------
Non-operating income (expense):
Interest expense                          (112,042)         (31,723)    253.2
Other                                       (6,157)            (627)    882.0
                                         ---------        ---------    ------
Total                                     (118,199)         (32,350)    265.4
                                         ---------        ---------    ------
Income before income taxes                 587,822          522,624      12.5
Provision for income taxes                 252,925          211,600      19.5
                                         ---------        ---------    ------
Income from continuing operations          334,897          311,024       7.7
Discontinued operations:
Income from discontinued operations,
  net of income taxes                       24,540           10,706     129.2
Gain on sale of Outdoor business,
  net of income taxes                      294,580                0        --
                                         ---------        ---------    ------
Net income                             $   654,017      $   321,730     103.3
                                         =========        =========    ======
Earnings per share:
Earnings from continuing operations          $2.38            $2.22       7.2
Earnings from discontinued operations:
  Discontinued operations, net of tax        $0.17            $0.08     112.5
  Gain on sale of Outdoor, net of tax        $2.09            $0.00        --
                                             -----            -----    ------
Net income per share                         $4.64            $2.30     101.7
                                             =====            =====    ======
Dividends per share                          $1.06            $1.03       2.9
                                             =====            =====    ======

Note: This statement has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation.


CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                         Year Ended
                                      December 31, 1995

Net Operating Revenues:
Newspaper advertising                  $ 2,219,250
Newspaper circulation                      869,173
Broadcasting                               466,187
Cable and security                          17,831
Other                                      171,426
                                         ---------
Total                                    3,743,867
                                         ---------
Operating Expenses:
Cost of sales and operating expenses,
  exclusive of depreciation              2,109,743
Selling, general and administrative,
  exclusive of depreciation                619,125
Depreciation                               143,739
Amortization of intangible assets           49,328
                                         ---------
Total                                    2,921,935
                                         ---------
Operating income                           821,932
                                         ---------
Non-operating income (expense):
Interest expense                           (52,175)
Other                                        3,754
                                         ---------
Total                                      (48,421)
                                         ---------
Income before income taxes                 773,511
Provision for income taxes                 314,100
                                         ---------
Income from continuing operations          459,411
Discontinued operations:
Income from discontinued operations,
  net of income taxes                       17,851
Gain on sale of Outdoor business,
  net of income taxes                            0
                                         ---------
Net income                             $   477,262
                                         =========
Earnings per share:
Earnings from continuing operations          $3.28
Earnings from discontinued operations:
  net of tax                                 $0.13
                                             -----
Net income per share                         $3.41
                                             =====
Dividends per share                          $1.38
                                             =====

Note: This statement has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation.


BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                                Quarter ended           %Inc
                                        March 31, 1996   March 26, 1995
Operating Revenues:
Newspaper publishing                   $    825,583     $    766,241       7.7
Broadcasting                                141,688           96,983      46.1
Cable and security                           56,612                0        --
                                          ---------        ---------    ------
Total                                  $  1,023,883     $    863,224      18.6
                                          =========        =========    ======

Operating Income:
(net of depreciation and amortization)
Newspaper publishing                   $    146,971     $    150,741      (2.5)
Broadcasting                                 50,039           26,240      90.7
Cable and security                           11,717                0        --
Corporate                                   (16,418)         (16,986)      3.3
                                          ---------        ---------    ------
Total                                  $    192,309     $    159,995      20.2
                                          =========        =========    ======

Depreciation and Amortization:
Newspaper publishing                   $     40,716     $     36,724      10.9
Broadcasting                                 13,119            7,064      85.7
Cable and security                           15,961                0        --
Corporate                                     2,556            2,661      (3.9)
                                          ---------        ---------    ------
Total                                  $     72,352     $     46,449      55.8
                                          =========        =========    ======

Operating Cash Flow:
Newspaper publishing                   $    187,687     $    187,465       0.1
Broadcasting                                 63,158           33,304      89.6
Cable and security                           27,678                0        --
Corporate                                   (13,862)         (14,325)      3.2
                                          ---------        ---------    ------
Total                                  $    264,661     $    206,444      28.2
                                          =========        =========    ======

Note: This information has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation and to reflect the elimination of the previously reported "Other businesses" segment. The Alarm Security business previously reported therein is now reflected with the Cable business (Cable and security segment); all other businesses included therein are now reflected with the Newspaper publishing segment.


BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                                Quarter ended           %Inc
                                        June 30, 1996  June 25, 1995
Operating Revenues:
Newspaper publishing                   $    875,256     $    824,473       6.2
Broadcasting                                176,306          120,880      45.9
Cable and security                           57,732                0        --
                                          ---------        ---------    ------
Total                                  $  1,109,294     $    945,353      17.3
                                          =========        =========    ======

Operating Income:
(net of depreciation and amortization)
Newspaper publishing                   $    203,079     $    205,350      (1.1)
Broadcasting                                 82,109           47,366      73.4
Cable and security                           12,072                0        --
Corporate                                   (16,586)         (17,428)      4.8
                                          ---------        ---------    ------
Total                                  $    280,674     $    235,288      19.3
                                          =========        =========    ======

Depreciation and Amortization:
Newspaper publishing                   $     40,743     $     36,692      11.0
Broadcasting                                 12,899            7,006      84.1
Cable and security                           16,317                0        --
Corporate                                     2,556            2,417       5.8
                                          ---------        ---------    ------
Total                                  $     72,515     $     46,115      57.2
                                          =========        =========    ======

Operating Cash Flow:
Newspaper publishing                   $    243,822     $    242,042       0.7
Broadcasting                                 95,008           54,372      74.7
Cable and security                           28,389                0        --
Corporate                                   (14,030)         (15,011)      6.5
                                          ---------        ---------    ------
Total                                  $    353,189     $    281,403      25.5
                                          =========        =========    ======

Note: This information has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation and to reflect the elimination of the previously reported "Other businesses" segment. The Alarm Security business previously reported therein is now reflected with the Cable business (Cable and security segment); all other businesses included therein are now reflected with the Newspaper publishing segment.


BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                                Quarter ended           %Inc
                                       Sept. 29, 1996  Sept. 24, 1995
Operating Revenues:
Newspaper publishing                   $    855,492     $    760,076      12.6
Broadcasting                                178,879          104,787      70.7
Cable and security                           58,332                0        --
                                          ---------        ---------    ------
Total                                  $  1,092,703     $    864,863      26.3
                                          =========        =========    ======

Operating Income:
(net of depreciation and amortization)
Newspaper publishing                   $    159,783     $    136,344      17.2
Broadcasting                                 76,116           38,513      97.6
Cable and security                           11,546                0        --
Corporate                                   (14,407)         (15,166)      5.0
                                          ---------        ---------    ------
Total                                  $    233,038     $    159,691      45.9
                                          =========        =========    ======

Depreciation and Amortization:
Newspaper publishing                   $     40,282     $     36,169      11.4
Broadcasting                                 12,886            6,991      84.3
Cable and security                           16,609                0        --
Corporate                                     2,467            2,355       4.8
                                          ---------        ---------    ------
Total                                  $     72,244     $     45,515      58.7
                                          =========        =========    ======

Operating Cash Flow:
Newspaper publishing                   $    200,065     $    172,513      16.0
Broadcasting                                 89,002           45,504      95.6
Cable and security                           28,155                0        --
Corporate                                   (11,940)         (12,811)      6.8
                                          ---------        ---------    ------
Total                                  $    305,282     $    205,206      48.8
                                          =========        =========    ======

Note: This information has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation and to reflect the elimination of the previously reported "Other businesses" segment. The Alarm Security business previously reported therein is now reflected with the Cable business (Cable and security segment); all other businesses included therein are now reflected with the Newspaper publishing segment.


BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                       Quarter ended
                                     December 31, 1995
Operating Revenues:
Newspaper publishing                   $    909,059
Broadcasting                                143,537
Cable and security                           17,831
                                          ---------
Total                                  $  1,070,427
                                          =========

Operating Income:
(net of depreciation and amortization)
Newspaper publishing                   $    209,134
Broadcasting                                 70,746
Cable and security                            4,801
Corporate                                   (17,723)
                                          ---------
Total                                  $    266,958
                                          =========

Depreciation and Amortization:
Newspaper publishing                   $     39,347
Broadcasting                                  9,046
Cable and security                            4,407
Corporate                                     2,188
                                          ---------
Total                                  $     54,988
                                          =========

Operating Cash Flow:
Newspaper publishing                   $    248,481
Broadcasting                                 79,792
Cable and security                            9,208
Corporate                                   (15,535)
                                          ---------
Total                                  $    321,946
                                          =========

Note: This information has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation and to reflect the elimination of the previously reported "Other businesses" segment. The Alarm Security business previously reported therein is now reflected with the Cable business (Cable and security segment); all other businesses included therein are now reflected with the Newspaper publishing segment.


BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                             Three Quarters Ended        %Inc
                                       Sept. 29, 1996  Sept. 24, 1995
Operating Revenues:
Newspaper publishing                   $  2,556,331     $  2,350,790       8.7
Broadcasting                                496,873          322,650      54.0
Cable and security                          172,676                0        --
                                          ---------        ---------    ------
Total                                  $  3,225,880     $  2,673,440      20.7
                                          =========        =========    ======

Operating Income:
(net of depreciation and amortization)
Newspaper publishing                   $    509,833     $    492,435       3.5
Broadcasting                                208,264          112,119      85.8
Cable and security                           35,335                0        --
Corporate                                   (47,411)         (49,580)      4.4
                                          ---------        ---------    ------
Total                                  $    706,021     $    554,974      27.2
                                          =========        =========    ======

Depreciation and Amortization:
Newspaper publishing                   $    121,741     $    109,585      11.1
Broadcasting                                 38,904           21,061      84.7
Cable and security                           48,887                0        --
Corporate                                     7,579            7,433       2.0
                                          ---------        ---------    ------
Total                                  $    217,111     $    138,079      57.2
                                          =========        =========    ======

Operating Cash Flow:
Newspaper publishing                   $    631,574     $    602,020       4.9
Broadcasting                                247,168          133,180      85.6
Cable and security                           84,222                0        --
Corporate                                   (39,832)         (42,147)      5.5
                                          ---------        ---------    ------
Total                                  $    923,132     $    693,053      33.2
                                          =========        =========    ======

Note: This information has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation and to reflect the elimination of the previously reported "Other businesses" segment. The Alarm Security business previously reported therein is now reflected with the Cable business (Cable and security segment); all other businesses included therein are now reflected with the Newspaper publishing segment.


BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

                                        Year Ended
                                     December 31, 1995
Operating Revenues:
Newspaper publishing                   $  3,259,849
Broadcasting                                466,187
Cable and security                           17,831
                                          ---------
Total                                  $  3,743,867
                                          =========

Operating Income:
(net of depreciation and amortization)
Newspaper publishing                   $    701,569
Broadcasting                                182,865
Cable and security                            4,801
Corporate                                   (67,303)
                                          ---------
Total                                  $    821,932
                                          =========

Depreciation and Amortization:
Newspaper publishing                   $    148,932
Broadcasting                                 30,107
Cable and security                            4,407
Corporate                                     9,621
                                          ---------
Total                                  $    193,067
                                          =========

Operating Cash Flow:
Newspaper publishing                   $    850,501
Broadcasting                                212,972
Cable and security                            9,208
Corporate                                   (57,682)
                                          ---------
Total                                  $  1,014,999
                                          =========

Note: This information has been restated to reflect Multimedia Entertainment (sold in December, 1996) as a discontinued operation and to reflect the elimination of the previously reported "Other businesses" segment. The Alarm Security business previously reported therein is now reflected with the Cable business (Cable and security segment); all other businesses included therein are now reflected with the Newspaper publishing segment.